                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  October 27, 2003

(i)     Amount of principal being paid or distributed in respect of the
        Class A-1 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of
                  --------------------   Class A-1 Notes)
(ii) Amount of principal being paid or distributed in respect of the Class A-2 Notes:

                  $17,947,797.35
                  --------------------
                (  $ 0.0000370          per $1,000 original principal amount of
                  --------------------  Class A-2 Notes)
        ------------------------------------------------------------------------
(iii) Amount of interest being paid or distributed in respect of the Class A-1 Notes:

                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of
                  --------------------  Class A-1 Notes)
        ------------------------------------------------------------------------
(iv) Amount of interest being paid or distributed in respect of the Class A-2 Notes:

                  $1,529,953.69
                  --------------------
                (  $ 0.0000032          per $1,000 original principal amount of
                  --------------------   Class A-2 Notes)
        ------------------------------------------------------------------------
(v) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of
                  --------------------  Class A-1 Notes)

        (2)  Distributed to Class A-2 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of
                  --------------------   Class A-2 Notes)
             -----------------------------------
        (3)  Balance on Class A-1 Notes:
                  $0.00
                  --------------------
                  --------------------
                  --------------------
                (  $ -                , per-$1,000 original principal amount of
                  --------------------   Class A-1 Notes)
        (4)  Balance on Class A-2 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of
                  --------------------   Class A-2 Notes)
        -----------------------------------------------------------------------
(vi)    Payments made under the Cap Agreement on such date: October 24, 2003
                                                            -------------------
                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------
                ( $0.00               with respect to the Class A-2 Notes;
        -----------------------------------------------------------------------
                  and the total outstanding amount owed to the
                  Cap Provider:
                                ----------------------
(vii)   Pool Balance at the end of the related Collection Period:
                                                                $394,685,803.27
                                                                ---------------
        -----------------------------------------------------------------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:    $0.00
                                                                  -------------
             (2)  Pool Factor for the Class A-1 Notes:                 -
                                                       -----------------

        (b)  (1)  Outstanding principal amount of Class A-2 Notes:
                                                                $394,685,803.27
                                                                ---------------
             (2)  Pool Factor for the Class A-2 Notes: 0.81378516
                                                       -----------------

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                                                                          Page 2




(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.1100000%     for the period
                  ---------------
             (2)  The Student Loan Rate was: 3.6620748%
                                             -----------------------
        (b)  Note Interest Rate for the Class A-1 Notes:
                                             1.2300000% (Based on 3-Month LIBOR)
                                             ---------
        (c)  Note Interest Rate for the Class A-2 Notes:
                                             1.4200000% (Based on 3-Month LIBOR)
                                             ---------
(x)          Amount of Master Servicing Fee for  related Collection
             Period:                                              $499,933.51
                                                                  -----------
                   $ 0.000003333      , per $1,000 original principal amount of
                  --------------------   Class A-1 Notes.
                   $ 0.000001031      , per $1,000 original principal amount of
                  --------------------   Class A-2 Notes.

(xi)         Amount of Administration Fee for related
             Collection Period:                         $3,000.00
                                                        -----------
                   $ 0.000000020      , per $1,000 original principal amount of
                  --------------------   Class A-1 Notes.
                   $ 0.000000006      , per $1,000 original principal amount of
                  --------------------   Class A-2 Notes.

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related
             Collection Period:  $523,365.43
                                 -----------

        (b)  Delinquent Contracts                              # Disb.     %                $ Amount                 %
                                                               -------     -                --------                 -
             30-60 Days Delinquent                            858      2.65%           $ 9,617,923       617,923   2.90%
             61-90 Days Delinquent                            367      1.13%           $ 4,226,123       226,123   1.28%
             91-120 Days Delinquent                           244      0.75%           $ 2,874,418       874,418   0.87%
             More than 120 Days Delinquent                    361      1.12%           $ 4,083,278       083,278   1.23%
             Claims Filed Awaiting Payment                    192      0.59%           $ 1,809,043       809,043   0.55%
                                                     -------------     ----------     ----------------------     -------
                TOTAL                                      2,022       6.25%           $ 22,610,785       0,785    6.83%   *

        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                       $0.00
                                                                                                  ---------------------
        (d)  Reserve Account Balance                                                                      $7,221,088.01
                                                                                                  ---------------------
             Draw for this Distribution Date                                                                      $0.00
                                                                                                  ---------------------
             Realized Loss Draw                                                                                   $0.00
                                                                                                  ---------------------
(xiii)  Amount in the Prefunding Account:       $0.00
                                                -----------------------
(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:           $ -
                                                     -----------------------
(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:                     $0.00
                                                                                                    -------------------
(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:                  $90,000.00
                                                                                                    -------------------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:

                                                                                                          -------------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
        to the Securities Guaranty Insurance Policy:         $0.00
                                                           ----------------------
(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                          $39,460.38
                                                                                                  ---------------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                             $0.00
                                                                                                  ---------------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                                $0.00
                                                                                                  ---------------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                                $0.00
                                                                                                  ---------------------
        and the amount of any Termination Pymt either paid by or made to the Trust on
        such Distribution Date:                                                                                   $0.00
                                                                                                  ---------------------




                                Page 6 of 6 Pages